UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2013

Date of reporting period:	January 1, 2013 — June 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|13

Semiannual report

Putnam VT
Global Equity Fund

Putnam
INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have exhibited volatility recently, as the U.S. Federal Reserve indicated that it may begin to reduce its quantitative easing program later this year if current positive trends continue. With this news, long-term interest rates jumped from historic lows and stocks fell, with the U.S. equity market in June posting a monthly loss for the first time this year. International markets, facing a range of issues, also declined.

While the Fed’s announcement initially made investors skittish, we are encouraged that the central bank is seeing steady economic growth and low inflation. These conditions have helped lift equity market averages to near all-time highs, and a continuation of current trends could be supportive for investments. The Fed has said that any tapering will be done in a way that does not threaten the economic recovery.

We believe Putnam’s fundamentally oriented investment approaches are well suited for today’s market environment. By conducting in-depth company and industry research, and through astute analysis of key market and policy-related risks, Putnam’s portfolio managers and research analysts are committed to finding the most attractive opportunities for investors. Integrating new thinking into time-tested strategies may prove particularly beneficial as the economy moves into the next stage of the current recovery.

We believe that, when combined with the guidance of a financial advisor who can help you develop a portfolio that matches your individual goals and tolerance for risk, Putnam’s emphasis on innovative thinking, active investing, and risk management can serve shareholders well.

We would like to extend a welcome to new shareholders of the fund and to thank you for investing with Putnam.

Performance summary (as of 6/30/13)

Investment objective

Capital appreciation

Net asset value June 30, 2013
Class IA: $13.29	Class IB: $13.20

Total return at net asset value
(as of 6/30/13)‡	Class IA shares*	Class IB shares†	MSCI World Index (ND)

6 months	12.25%	12.18%	8.43%

1 year	26.65	26.34	18.58

5 years	13.72	12.37	14.25
Annualized	2.60	2.36	2.70

10 years	99.22	94.43	101.27
Annualized	7.14	6.87	7.25

Life	294.02	276.22	309.26
Annualized	6.10	5.89	6.29

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: May 1, 1990.

† Class inception date: April 30, 1998.

‡ Recent performance may have benefited from one or more legal settlements.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio composition

United States	57.3%

Japan	13.2%

United Kingdom	10.3%

France	3.1%

South Korea	2.4%

Brazil	2.3%

Other countries	11.9%

Short-term investments and net other assets	–0.5%

Allocations are represented as a percentage of the fund’s net assets. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

Due to rounding, percentages may not total 100%. A negative percentage reflects the effect of fund strategies that are designed to enhance performance if certain securities decline in value.

Putnam VT Global Equity Fund	1

Report from your fund’s manager

Global equities performed strongly during the six months ended June 30, 2013. What drove this solid showing?

I’ve viewed the recent strength of global equities as mostly technical in nature, supported by quantitative easing of monetary policy around the world. But the global equity markets went through several reversals in the second quarter of 2013, all of which arguably derived from the U.S. Federal Reserve Board’s communications about plans to begin tapering of quantitative easing measures later this year. The first of these reversals was a turnaround in interest rates, which started to tick up. Second, many of the sectors that had been supported by accommodative monetary policy began to sell off in late June, including dividend-paying stocks and housing-related stocks. A third reversal involved China, where the growth outlook deteriorated further than generally anticipated, precipitating a flight of foreign capital from emerging-market debt and equity securities. For the period as a whole, however, global equities benefited from yield-starved bond investors moving assets into dividend-paying equities. This was especially evident in the United States, where worries about rising interest rates also prompted the transition toward equities. In Japan, a new government has embarked on a more accommodative monetary regime, buying up government bonds and effectively forcing investors out of Japanese investments and into riskier assets like stocks.

The fund broadly outpaced its benchmark during the period. What factors influenced this robust relative performance?

A number of factors contributed. Opportune stock selection was the primary driver of the fund’s excess performance versus the benchmark, with the top overall contributions coming from our picks in materials, energy, information technology, and consumer discretionary stocks. Overweight exposures to the consumer discretionary and financials sectors also boosted our relative results. From a country perspective, security selection was strongest in the United States, with stocks from the United Kingdom and Mexico making positive, but somewhat less robust, contributions as well.

How did the fund’s exposures to European stocks perform over the period?

The eurozone continues to move along the arduous path of fiscal reform. During the second half of 2012, we saw strong performance from the fund’s European stock positions, but so far in 2013, the region as a whole (excluding the United Kingdom) has underperformed. The fund was exposed to some European banks, for example, and these did not perform well for the semiannual period. This was due in part to the eurozone’s continuing tug of war between austerity and growth, and the political difficulties that continue to frustrate a successful and coordinated response to the region’s ongoing fiscal crisis.

U.S. stocks make up a substantial portion of the portfolio. How did they fare?

The broad U.S. stock market, as represented by the S&P 500 Index, registered a nearly 14% gain for the six-month reporting period. U.S. equities outpaced their non-U.S. counterparts, buoyed by gradually improving economic data, including modest growth in gross domestic product, a nascent recovery in the housing market, slightly better employment trends, and a generally more optimistic consumer.

What is your outlook for global equities for the remainder of 2013?

Despite investors’ macroeconomic concerns, there are exciting things happening in the global equity space in terms of product development, business model improvement, and breakthrough technologies. These are among the reasons, we believe, that argue for a bullish outlook on specific companies’ prospects. Thus, my outlook is relatively positive. There are risks for Japan and China, for example, that center on the sustainability of the weak yen and the depth of China’s economic slowdown. There also are risks in Europe, but with continued policy support, we believe the region should experience positive growth. Despite potential bumps in the road to Europe’s recovery, I believe there is an opportunity in the making among European stocks. Political disappointments notwithstanding, politicians and regulators seem to have a better handle on the magnitude of the eurozone’s fiscal problems, so it would be a mistake, in my view, for investors to abandon the region altogether.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Your fund’s manager

Portfolio Manager R. Shepherd Perkins is Co-Head of International Equities at Putnam. A CFA charterholder, he joined Putnam in 2011 and has been in the investment industry since 1993.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2	Putnam VT Global Equity Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2013, to June 30, 2013. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/13		for the 6 months ended 6/30/13

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$4.79	$6.10	$4.56	$5.81

Ending value
(after expenses)	$1,122.50	$1,121.80	$1,020.28	$1,019.04

Annualized
expense ratio	0.91%	1.16%	0.91%	1.16%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/13. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Global Equity Fund	3

The fund’s portfolio 6/30/13 (Unaudited)

COMMON STOCKS (100.8%)*	Shares	Value

Aerospace and defense (2.2%)
European Aeronautic Defence and Space Co. NV
(France)	23,175	$1,232,332

Honeywell International, Inc.	26,300	2,086,642

Northrop Grumman Corp.	14,100	1,167,480

		4,486,454
Airlines (1.3%)
Copa Holdings SA Class A (Panama)	6,300	826,056

Japan Airlines Co., Ltd. (Japan)	18,000	925,650

Turk Hava Yollari Anonim Ortakligi (THY) (Turkey)	240,305	932,405

		2,684,111
Auto components (0.6%)
Bridgestone Corp. (Japan)	39,500	1,346,364

		1,346,364
Automobiles (3.0%)
Nissan Motor Co., Ltd. (Japan)	235,400	2,385,747

Toyota Motor Corp. (Japan)	50,000	3,019,064

Yamaha Motor Co., Ltd. (Japan)	65,500	848,798

		6,253,609
Biotechnology (0.9%)
Celgene Corp. † S	15,500	1,812,105

		1,812,105
Building products (1.0%)
Fortune Brands Home & Security, Inc.	26,800	1,038,232

Masco Corp.	33,000	643,170

Owens Corning, Inc. †	12,900	504,132

		2,185,534
Capital markets (2.9%)
Blackstone Group LP (The)	58,109	1,223,776

Charles Schwab Corp. (The)	116,200	2,466,926

Morgan Stanley S	99,000	2,418,570

		6,109,272
Chemicals (5.0%)
Airgas, Inc.	8,600	820,956

Axiall Corp.	18,800	800,504

Monsanto Co.	53,100	5,246,280

Nitto Denko Corp. (Japan)	9,500	611,191

Sherwin-Williams Co. (The)	3,720	656,952

Solvay SA (Belgium)	5,952	778,646

Tronox, Ltd. Class A S	50,300	1,013,545

Zeon Corp. (Japan)	50,000	586,899

		10,514,973
Commercial banks (5.4%)
Banco Popular Espanol SA (Spain) †	161,175	490,164

Barclays PLC (United Kingdom)	872,803	3,741,486

Credicorp, Ltd. (Peru) S	6,000	767,760

Erste Group Bank AG (Czech Republic)	33,185	883,566

Grupo Financiero Banorte SAB de CV (Mexico)	192,300	1,148,684

Regions Financial Corp.	90,100	858,653

Societe Generale SA (France)	30,982	1,054,958

UniCredit SpA (Italy)	272,685	1,275,122

Zions Bancorp. S	35,700	1,031,016

		11,251,409
Commercial services and supplies (0.3%)
Regus PLC (United Kingdom)	271,555	647,301

		647,301
Communications equipment (0.2%)
Polycom, Inc. †	47,534	501,008

		501,008

COMMON STOCKS (100.8%)* cont.	Shares	Value

Computers and peripherals (2.3%)
Apple, Inc.	5,061	$2,004,561

Gemalto NV (Netherlands) S	8,696	787,360

SanDisk Corp. †	31,900	1,949,090

		4,741,011
Construction materials (0.7%)
HeidelbergCement AG (Germany)	20,493	1,377,863

		1,377,863
Consumer finance (0.4%)
Credit Saison Co., Ltd. (Japan)	31,300	785,618

		785,618
Containers and packaging (1.1%)
MeadWestvaco Corp.	36,900	1,258,659

Sealed Air Corp.	47,600	1,140,020

		2,398,679
Diversified financial services (7.6%)
Bank of America Corp.	355,900	4,576,874

CME Group, Inc.	52,500	3,988,950

ING Groep NV GDR (Netherlands) †	250,460	2,288,627

JPMorgan Chase & Co.	94,700	4,999,213

		15,853,664
Diversified telecommunication services (1.1%)
CenturyLink, Inc. S	65,600	2,318,960

		2,318,960
Electronic equipment, instruments, and components (0.7%)
Hitachi, Ltd. (Japan)	222,000	1,426,063

		1,426,063
Energy equipment and services (2.4%)
Ezion Holdings, Ltd. (Singapore)	1,100,000	1,827,205

Halliburton Co.	50,300	2,098,516

Oceaneering International, Inc.	8,840	638,248

Petrofac, Ltd. (United Kingdom)	27,286	498,837

		5,062,806
Food and staples retail (0.4%)
CP ALL PCL (Thailand)	623,100	783,521

		783,521
Health-care equipment and supplies (0.5%)
Covidien PLC	16,800	1,055,712

		1,055,712
Health-care providers and services (4.3%)
Aetna, Inc.	41,600	2,643,264

Brookdale Senior Living, Inc. †	4,421	116,891

Capital Senior Living Corp. †	37,150	887,885

Catamaran Corp. †	39,800	1,939,056

Emeritus Corp. †	42,372	982,183

UnitedHealth Group, Inc.	36,200	2,370,376

		8,939,655
Hotels, restaurants, and leisure (2.4%)
Compass Group PLC (United Kingdom)	171,400	2,196,593

Penn National Gaming, Inc. †	20,100	1,062,486

Thomas Cook Group PLC (United Kingdom) †	619,978	1,210,144

TUI Travel PLC (United Kingdom)	117,263	633,308

		5,102,531
Household durables (3.7%)
Alpine Electronics, Inc. (Japan)	50,300	507,725

Coway Co., Ltd. (South Korea)	21,336	1,039,040

Hovnanian Enterprises, Inc. Class A † S	152,200	853,842

Lennar Corp. Class A	12,500	450,500

Persimmon PLC (United Kingdom)	40,119	723,758

PulteGroup, Inc. †	36,000	682,920

Standard Pacific Corp. †	104,942	874,167

Taylor Morrison Home Corp. Class A †	40,655	991,169

Taylor Wimpey PLC (United Kingdom)	422,814	613,936

Techtronic Industries Co. (Hong Kong)	399,500	949,225

		7,686,282

4	Putnam VT Global Equity Fund

COMMON STOCKS (100.8%)* cont.	Shares	Value

Independent power producers and energy traders (0.3%)
NRG Energy, Inc.	24,300	$648,810

		648,810
Industrial conglomerates (1.0%)
Toshiba Corp. (Japan)	434,000	2,087,644

		2,087,644
Insurance (5.6%)
Admiral Group PLC (United Kingdom)	34,971	707,473

American International Group, Inc. †	64,867	2,899,555

Aon PLC	23,100	1,486,485

Assured Guaranty, Ltd.	43,100	950,786

Genworth Financial, Inc. Class A †	70,600	805,546

Hartford Financial Services Group, Inc. (The)	36,300	1,122,396

Marsh & McLennan Cos., Inc.	43,400	1,732,528

Porto Seguro SA (Brazil)	47,200	511,059

Prudential PLC (United Kingdom)	91,012	1,496,205

		11,712,033
Internet and catalog retail (0.3%)
HomeAway, Inc. † S	18,600	601,524

		601,524
Internet software and services (4.3%)
eBay, Inc. †	46,900	2,425,668

Google, Inc. Class A †	3,382	2,977,411

Telecity Group PLC (United Kingdom)	46,963	725,836

Yahoo!, Inc. †	84,600	2,124,306

Yandex NV Class A (Russia) † S	27,160	750,431

		9,003,652
IT Services (2.2%)
Computer Sciences Corp.	19,300	844,761

Visa, Inc. Class A S	20,200	3,691,550

		4,536,311
Leisure equipment and products (0.5%)
Brunswick Corp.	33,400	1,067,130

		1,067,130
Machinery (0.9%)
Volvo AB Class B (Sweden)	137,819	1,836,884

		1,836,884
Media (2.1%)
CBS Corp. Class B	21,900	1,070,253

DISH Network Corp. Class A	54,400	2,313,088

Global Mediacom Tbk PT (Indonesia)	4,391,500	943,184

		4,326,525
Multiline retail (0.3%)
Mitra Adiperkasa Tbk PT (Indonesia)	1,060,000	745,568

		745,568
Oil, gas, and consumable fuels (7.4%)
BG Group PLC (United Kingdom)	114,634	1,956,457

Cabot Oil & Gas Corp.	8,900	632,078

Cairn Energy PLC (United Kingdom) †	100,848	386,763

EXCO Resources, Inc. S	119,300	911,452

Genel Energy PLC (Jersey) †	95,918	1,337,612

HRT Participacoes em Petroleo SA (Brazil) †	333,714	387,353

Kodiak Oil & Gas Corp. †	184,500	1,640,205

Marathon Oil Corp.	73,400	2,538,172

Noble Energy, Inc.	31,600	1,897,264

Origin Energy, Ltd. (Australia)	48,872	559,272

Royal Dutch Shell PLC Class A (United Kingdom) S	99,125	3,167,045

		15,413,673
Pharmaceuticals (4.8%)
Astellas Pharma, Inc. (Japan)	37,100	2,020,360

AstraZeneca PLC (United Kingdom)	31,565	1,493,149

Bristol-Myers Squibb Co.	26,800	1,197,692

Sanofi (France)	51,830	5,341,448

		10,052,649

COMMON STOCKS (100.8%)* cont.	Shares	Value

Real estate management and development (2.2%)
BR Malls Participacoes SA (Brazil)	113,400	$1,013,884

BR Properties SA (Brazil)	118,700	1,008,074

CBRE Group, Inc. Class A †	25,600	598,016

Forestar Group, Inc. †	45,161	905,930

Iguatemi Empresa de Shopping Centers SA (Brazil)	102,313	1,006,004

		4,531,908
Road and rail (0.4%)
Localiza Rent a Car SA (Brazil)	59,000	834,755

		834,755
Semiconductors and semiconductor equipment (3.7%)
Micron Technology, Inc. †	149,300	2,139,469

Samsung Electronics Co., Ltd. (South Korea)	2,808	3,295,695

SK Hynix, Inc. (South Korea) †	27,130	739,659

Sumco Corp. (Japan)	133,800	1,474,389

		7,649,212
Software (0.3%)
Fidessa Group PLC (United Kingdom)	19,092	560,192

		560,192
Specialty retail (5.5%)
Home Depot, Inc. (The)	39,600	3,067,812

Industria de Diseno Textil (Inditex) SA (Spain)	18,003	2,220,715

Lowe’s Cos., Inc.	99,400	4,065,460

Office Depot, Inc. †	277,200	1,072,764

Tile Shop Holdings, Inc. †	37,741	1,092,979

		11,519,730
Textiles, apparel, and luxury goods (0.7%)
Luxottica Group SpA (Italy)	28,718	1,445,767

		1,445,767
Thrifts and mortgage finance (0.4%)
Radian Group, Inc. S	71,300	828,506

		828,506
Tobacco (4.8%)
Japan Tobacco, Inc. (Japan)	188,800	6,672,846

Philip Morris International, Inc.	38,200	3,308,884

		9,981,730
Trading companies and distributors (1.6%)
HD Supply Holdings, Inc. †	71,591	1,345,195

Mitsubishi Corp. (Japan)	71,200	1,219,819

W.W. Grainger, Inc.	2,900	731,322

		3,296,336
Water utilities (0.4%)
United Utilities Group PLC (United Kingdom)	80,090	831,884

		831,884
Wireless telecommunication services (0.7%)
SoftBank Corp. (Japan)	26,600	1,553,133

		1,553,133

Total common stocks (cost $187,958,061)		$210,390,061

U.S. TREASURY OBLIGATIONS (0.2%)*	Principal amount	Value

U.S. Treasury Notes
3/8s, February 15, 2016 [i]	$113,000	$112,649
1/4s, May 31, 2014 [i]	113,000	113,088
1/4s, April 30, 2014 [i]	120,000	120,145

Total U.S. treasury obligations (cost $345,882)		$345,882

SHORT-TERM INVESTMENTS (8.6%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.15% [d]	14,604,801	$14,604,801

Putnam Short Term Investment Fund 0.03% L	1,463,930	1,463,930

SSgA Prime Money Market Fund 0.03% P	800,000	800,000

U.S. Treasury Bills with an effective yield
of 0.10%, May 1, 2014 ##	$10,000	9,990

Putnam VT Global Equity Fund	5

SHORT-TERM INVESTMENTS (8.6%)* cont.	Principal amount	Value

U.S. Treasury Bills with effective yields ranging
from 0.13% to 0.14%, March 6, 2014	$120,000	$119,913

U.S. Treasury Bills with effective yields ranging
from 0.09% to 0.11%, April 3, 2014 ##	991,000	990,165

Total short-term investments (cost $17,988,854)		$17,988,799

Total investments (cost $206,292,797)		$228,724,742

Key to holding’s abbreviations

GDR Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

OTC Over-the-counter

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2013 through June 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $208,655,340.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $2,127,236 to cover certain derivatives contracts.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	57.0%	Sweden	0.9%

Japan	12.9	Singapore	0.9

United Kingdom	10.1	Indonesia	0.8

France	3.6	Germany	0.6

South Korea	2.4	Jersey	0.6

Brazil	2.2	Mexico	0.5

Netherlands	1.4	Other	3.5

Italy	1.3	Total	100.0%

Spain	1.3

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 6/30/13 (aggregate face value $107,026,206) (Unaudited)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Sell	7/17/13	$2,279,562	$2,574,900	$295,338

	Canadian Dollar	Buy	7/17/13	326,879	337,322	(10,443)

	Canadian Dollar	Sell	7/17/13	326,879	327,671	792

Barclays Bank PLC

	British Pound	Sell	9/18/13	962,423	970,811	8,388

	Euro	Sell	9/18/13	54,948	55,285	337

	Hong Kong Dollar	Buy	8/22/13	1,833,817	1,833,176	641

	Japanese Yen	Sell	8/22/13	1,503,426	1,504,357	931

	Norwegian Krone	Sell	9/18/13	1,372,004	1,431,437	59,433

	Singapore Dollar	Buy	8/22/13	360,347	377,633	(17,286)

	Swedish Krona	Buy	9/18/13	595,899	609,113	(13,214)

	Swiss Franc	Buy	9/18/13	3,108,518	3,104,736	3,782

Citibank, N.A.

	Australian Dollar	Buy	7/17/13	2,084,247	2,357,241	(272,994)

	Canadian Dollar	Buy	7/17/13	341,992	342,815	(823)

	Canadian Dollar	Sell	7/17/13	341,992	352,821	10,829

	Danish Krone	Buy	9/18/13	770,996	774,706	(3,710)

	Euro	Buy	9/18/13	5,753,947	5,785,532	(31,585)

	Japanese Yen	Sell	8/22/13	2,933,537	2,992,210	58,673

	Singapore Dollar	Buy	8/22/13	481,462	488,084	(6,622)

	Singapore Dollar	Sell	8/22/13	481,462	495,234	13,772

Credit Suisse International

	Australian Dollar	Buy	7/17/13	1,045,549	1,182,062	(136,513)

	British Pound	Sell	9/18/13	2,131,133	2,149,547	18,414

	Canadian Dollar	Buy	7/17/13	866,195	893,694	(27,499)

6	Putnam VT Global Equity Fund

FORWARD CURRENCY CONTRACTS at 6/30/13 (aggregate face value $107,026,206) (Unaudited) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International cont.

	Euro	Buy	9/18/13	$1,832,174	$1,842,823	$(10,649)

	Japanese Yen	Buy	8/22/13	450,408	459,440	(9,032)

	Norwegian Krone	Buy	9/18/13	2,521,471	2,630,907	(109,436)

	Swiss Franc	Buy	9/18/13	2,153,216	2,150,847	2,369

Deutsche Bank AG

	Australian Dollar	Sell	7/17/13	2,905,156	3,284,375	379,219

	British Pound	Sell	9/18/13	433,098	436,812	3,714

	Canadian Dollar	Buy	7/17/13	737,782	775,503	(37,721)

	Euro	Buy	9/18/13	4,331,411	4,357,050	(25,639)

Goldman Sachs International

	Australian Dollar	Buy	7/17/13	86,969	98,323	(11,354)

HSBC Bank USA, National Association

	Australian Dollar	Sell	7/17/13	3,397,190	3,838,070	440,880

	British Pound	Buy	9/18/13	2,537,476	2,559,000	(21,524)

	Euro	Sell	9/18/13	3,243,903	3,261,784	17,881

	Norwegian Krone	Buy	9/18/13	2,025,829	2,114,739	(88,910)

JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	7/17/13	5,070,068	5,730,827	(660,759)

	British Pound	Buy	9/18/13	281,536	293,490	(11,954)

	Canadian Dollar	Sell	7/17/13	1,312,742	1,354,325	41,583

	Euro	Sell	9/18/13	3,661,614	3,682,811	21,197

	Japanese Yen	Sell	8/22/13	641,208	675,698	34,490

	Norwegian Krone	Sell	9/18/13	3,550,991	3,705,187	154,196

	Singapore Dollar	Sell	8/22/13	481,462	488,105	6,643

	Swedish Krona	Buy	9/18/13	272,547	278,625	(6,078)

	Swiss Franc	Sell	9/18/13	2,050,980	2,047,856	(3,124)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	7/17/13	1,361,818	1,539,729	(177,911)

State Street Bank and Trust Co.

	Australian Dollar	Buy	7/17/13	1,383,651	1,561,134	(177,483)

	Canadian Dollar	Buy	7/17/13	1,616,333	1,667,320	(50,987)

	Euro	Buy	9/18/13	3,162,913	3,182,121	(19,208)

	Israeli Shekel	Buy	7/17/13	582,479	580,335	2,144

	Japanese Yen	Sell	8/22/13	1,175,272	1,143,775	(31,497)

	Norwegian Krone	Sell	9/18/13	821,364	856,829	35,465

	Swedish Krona	Buy	9/18/13	103,487	105,757	(2,270)

UBS AG

	Australian Dollar	Sell	7/17/13	554,793	590,344	35,551

	British Pound	Buy	9/18/13	110,821	123,104	(12,283)

	Canadian Dollar	Buy	7/17/13	153,602	160,171	(6,569)

	Euro	Sell	9/18/13	1,920,326	1,932,640	12,314

	Norwegian Krone	Buy	9/18/13	2,113,695	2,205,493	(91,798)

	Swiss Franc	Buy	9/18/13	4,686,455	4,667,668	18,787

WestPac Banking Corp.

	Australian Dollar	Buy	7/17/13	1,309,380	1,480,276	(170,896)

	British Pound	Sell	9/18/13	3,011,618	3,036,541	24,923

	Canadian Dollar	Buy	7/17/13	1,378,612	1,422,505	(43,893)

	Euro	Sell	9/18/13	1,742,070	1,751,846	9,776

	Japanese Yen	Sell	8/22/13	1,972,108	2,011,634	39,526

Total						$(549,676)

Putnam VT Global Equity Fund	7

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/13 (Unaudited)

			Fixed payments	Total return
Swap counterparty/		Termination	received (paid) by	received by or	Unrealized
Notional amount		date	fund per annum	paid by fund	depreciation

Bank of America N.A.
shares	39,806	5/23/14	(3 month USD-LIBOR-BBA)	Zoetis, Inc.	$(77,622)

Total					$(77,622)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$19,266,094	$20,828,936	$—

Consumer staples	4,092,405	6,672,846	—

Energy	10,743,288	9,733,191	—

Financials	38,349,191	12,723,219	—

Health care	13,005,164	8,854,957	—

Industrials	9,176,984	8,882,035	—

Information technology	20,195,615	8,221,834	—

Materials	10,936,916	3,354,599	—

Telecommunication services	2,318,960	1,553,133	—

Utilities	648,810	831,884	—

Total common stocks	128,733,427	81,656,634	—

U.S. treasury obligations	—	345,882	—

Short-term investments	2,263,930	15,724,869	—

Totals by level	$130,997,357	$97,727,385	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(549,676)	$—

Total return swap contracts	—	(77,622)	—

Totals by level	$—	$(627,298)	$—

The accompanying notes are an integral part of these financial statements.

8	Putnam VT Global Equity Fund

Statement of assets and liabilities
6/30/13 (Unaudited)

Assets

Investment in securities, at value, including $14,097,466 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $190,224,066)	$212,656,011

Affiliated issuers (identified cost $16,068,731) (Notes 1 and 6)	16,068,731

Cash	86

Foreign currency (cost $1,057,361) (Note 1)	1,049,196

Dividends, interest and other receivables	197,593

Receivable for shares of the fund sold	3

Receivable for investments sold	2,347,227

Unrealized appreciation on forward currency contracts (Note 1)	1,751,988

Foreign tax reclaim	16,936

Total assets	234,087,771

Liabilities

Payable for investments purchased	6,781,717

Payable for shares of the fund repurchased	121,781

Payable for compensation of Manager (Note 2)	122,270

Payable for custodian fees (Note 2)	26,747

Payable for investor servicing fees (Note 2)	6,538

Payable for Trustee compensation and expenses (Note 2)	184,485

Payable for administrative services (Note 2)	379

Payable for distribution fees (Note 2)	4,921

Unrealized depreciation on OTC swap contracts (Note 1)	77,622

Unrealized depreciation on forward currency contracts (Note 1)	2,301,664

Collateral on securities loaned, at value (Note 1)	14,604,801

Collateral on certain derivative contracts, at value (Note 1)	1,145,882

Other accrued expenses	53,624

Total liabilities	25,432,431

Net assets	$208,655,340

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$285,324,329

Undistributed net investment income (Note 1)	703,229

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(99,166,750)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	21,794,532

Total — Representing net assets applicable to capital shares outstanding	$208,655,340

Computation of net asset value Class IA

Net assets	$185,085,645

Number of shares outstanding	13,921,796

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$13.29

Computation of net asset value Class IB

Net assets	$23,569,695

Number of shares outstanding	1,785,979

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$13.20

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Equity Fund	9

Statement of operations
Six months ended 6/30/13 (Unaudited)

Investment income

Dividends (net of foreign tax of $93,371)	$2,029,834

Interest (including interest income of $439 from investments in affiliated issuers) (Note 6)	657

Securities lending (Note 1)	52,206

Total investment income	2,082,697

Expenses

Compensation of Manager (Note 2)	735,290

Investor servicing fees (Note 2)	105,678

Custodian fees (Note 2)	31,724

Trustee compensation and expenses (Note 2)	8,946

Distribution fees (Note 2)	29,400

Administrative services (Note 2)	2,411

Other	68,617

Total expenses	982,066

Expense reduction (Note 2)	(18,976)

Net expenses	963,090

Net investment income	1,119,607

Net realized gain on investments (net of foreign tax of $26,520) (Notes 1 and 3)	19,465,717

Net realized gain on foreign currency transactions (Note 1)	380,250

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(721,664)

Net unrealized appreciation of investments and swap contracts during the period	3,889,509

Net gain on investments	23,013,812

Net increase in net assets resulting from operations	$24,133,419

Statement of changes in net assets

	Six months ended	Year ended
	6/30/13*	12/31/12

Increase in net assets

Operations:

Net investment income	$1,119,607	$2,007,887

Net realized gain on investments and foreign currency transactions	19,845,967	17,276,898

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	3,167,845	17,425,813

Net increase in net assets resulting from operations	24,133,419	36,710,598

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(3,292,321)	(3,398,533)

Class IB	(361,052)	(374,562)

Decrease from capital share transactions (Note 4)	(10,236,331)	(26,899,347)

Total increase in net assets	10,243,715	6,038,156

Net assets:

Beginning of period	198,411,625	192,373,469

End of period (including undistributed net investment income of $703,229 and $3,236,995, respectively)	$208,655,340	$198,411,625

* Unaudited.

The accompanying notes are an integral part of these financial statements.

10	Putnam VT Global Equity Fund

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/13†	$12.05	.07	1.40	1.47	(.23)	(.23)	—	$13.29	12.25*	$185,086	.45*	.54*	68 *

12/31/12	10.18	.12	1.96	2.08	(.21)	(.21)	—	12.05	20.55	176,054.92		1.04	125

12/31/11	10.91	.16	(.65)	(.49)	(.24)	(.24)	—[e,f]	10.18	(4.78)	170,081.92		1.48	87

12/31/10	10.13	.16	.86	1.02	(.24)	(.24)	—	10.91	10.22	204,983	.91[g]	1.61	123

12/31/09	7.80	.21	2.14[h]	2.35	(.02)	(.02)	—	10.13	30.16[h]	218,068	.94[i,j]	2.45[i]	103

12/31/08	14.61	.25	(6.75)	(6.50)	(.32)	(.32)	.01[k,l]	7.80	(45.24)	202,810	.88[i]	2.15[i]	100

Class IB

6/30/13†	$11.95	.05	1.40	1.45	(.20)	(.20)	—	$13.20	12.18*	$23,570	.57*	.42*	68 *

12/31/12	10.10	.09	1.94	2.03	(.18)	(.18)	—	11.95	20.18	22,358	1.17	.79	125

12/31/11	10.82	.14	(.65)	(.51)	(.21)	(.21)	—[e,f]	10.10	(4.95)	22,293	1.17	1.24	87

12/31/10	10.06	.13	.85	.98	(.22)	(.22)	—	10.82	9.84	28,915	1.16 [g]	1.37	123

12/31/09	7.74	.19	2.13[h]	2.32	—	—	—	10.06	29.97[h]	32,378	1.19[i,j]	2.20[i]	103

12/31/08	14.48	.22	(6.69)	(6.47)	(.28)	(.28)	.01[k,l]	7.74	(45.35)	29,474	1.13[i]	1.90[i]	100

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

f Amount represents less than $0.01 per share.

g Excludes the impact of a reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to less than 0.01% of average net assets for the period ended December 31, 2010.

h Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to $0.08 per share outstanding on March 13, 2009. This payment resulted in an increase to total returns of 1.03% for the year ended December 31, 2009.

i Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/09	0.04%

12/31/08	0.05

j Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.01% of average net assets for the period ended December 31, 2009.

k Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and The Hartford Financial Services Group and the Attorney Generals of New York State, Illinois and Connecticut which amounted to less than $0.01 per share based on the fund’s weighted average number of shares outstanding for the year ended December 31, 2008.

l Reflects a non-recurring reimbursement from Putnam Management related to restitution payments in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share based on the weighted average number of shares outstanding for the year ended December 31, 2008.

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Equity Fund	11

Notes to financial statements 6/30/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2013 through June 30, 2013.

Putnam VT Global Equity Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value that is lower than that which Putnam Management places on the company and may also consider other factors that Putnam Management believes will cause the stock price to rise. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign

12	Putnam VT Global Equity Fund

withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to generate additional income for the portfolio.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,546,275 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $884,113.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $14,098,995. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $14,604,801.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Putnam VT Global Equity Fund	13

At December 31, 2012, the fund had a capital loss carryover of $117,202,115 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$74,099,080	N/A	$74,099,080	12/31/16

43,103,035	N/A	43,103,035	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $208,068,100, resulting in gross unrealized appreciation and depreciation of $26,660,796 and $6,004,154, respectively, or net unrealized appreciation of $20,656,642.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 46.6% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,
0.800%	of the next $5 billion,
0.750%	of the next $10 billion,
0.700%	of the next $10 billion,
0.650%	of the next $50 billion,
0.630%	of the next $50 billion,
0.620%	of the next $100 billion and
0.615%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$93,825
Class IB	11,853

Total	$105,678

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements and were reduced by $18,976 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $155, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$29,400

14	Putnam VT Global Equity Fund

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $140,679,991 and $149,691,854, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/13		Year ended 12/31/12		Six months ended 6/30/13		Year ended 12/31/12

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	98,739	$1,336,658	78,082	$896,212	73,318	$1,006,631	51,290	$570,936

Shares issued in connection with
reinvestment of distributions	252,672	3,292,321	296,815	3,398,533	27,902	361,052	32,943	374,562

	351,411	4,628,979	374,897	4,294,745	101,220	1,367,683	84,233	945,498

Shares repurchased	(1,044,812)	(13,776,695)	(2,461,622)	(27,477,577)	(186,853)	(2,456,298)	(420,443)	(4,662,013)

Net decrease	(693,401)	$(9,147,716)	(2,086,725)	$(23,182,832)	(85,633)	$(1,088,615)	(336,210)	$(3,716,515)

Note 5 — Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Forward currency contracts (contract amount)	$111,000,000

OTC total return swap contracts (notional)	$560,000

Warrants (number of warrants)	10,000

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts	Receivables	$1,751,988	Payables	$2,301,664

Equity contracts	Receivables	—	Payables	77,622

Total		$1,751,988		$2,379,286

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Forward currency contracts	Total

Foreign exchange contracts	$—	$441,762	$441,762

Equity contracts	(49,778)	—	$(49,778)

Total	$(49,778)	$441,762	$391,984

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Forward currency contracts	Swaps	Total

Foreign exchange contracts	$—	$(711,200)	$—	$(711,200)

Equity contracts	(22,640)	—	(77,622)	$(100,262)

Total	$(22,640)	$(711,200)	$(77,622)	$(811,462)

Note 6 — Transactions with affiliated issuers

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at the beginning				Market value at the end of
Name of affiliate	of the reporting period	Purchase cost	Sale proceeds	Investment income	the reporting period

Putnam Money Market Liquidity Fund*	$3,928,047	$10,482,549	$14,410,596	$370	$—

Putnam Short Term Investment Fund*	—	13,766,547	12,302,617	69	1,463,930

Totals	$3,928,047	$24,249,096	$26,713,213	$439	$1,463,930

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Putnam VT Global Equity Fund	15

Note 7 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8 — Offsetting of financial and derivative assets and liabilities

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs Bank USA	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

OTC Total return swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Forward currency contracts#	296,130	73,512	83,274	20,783	382,933	—	—	458,761	258,109	—	37,609	66,652	74,225	1,751,988

Securities on loan**	—	—	—	—	—	14,097,466	—	—	—	—	—	—	—	14,097,466

Total Assets	$296,130	$73,512	$83,274	$20,783	$382,933	$14,097,466	$—	$458,761	$258,109	$—	$37,609	$66,652	$74,225	$15,849,454

Liabilities:

OTC Total return swap contracts*#	$77,622	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$77,622

Forward currency contracts#	10,443	30,500	315,734	293,129	63,360	—	11,354	110,434	681,915	177,911	281,445	110,650	214,789	2,301,664

Total Liabilities	$88,065	$30,500	$315,734	$293,129	$63,360	$—	$11,354	$110,434	$681,915	$177,911	$281,445	$110,650	$214,789	$2,379,286

Total Financial and Derivative Net Assets	$208,065	$43,012	$(232,460)	$(272,346)	$319,573	$14,097,466	$(11,354)	$348,327	$(423,806)	$(177,911)	$(243,836)	$(43,998)	$(140,564)	$13,470,168

Total collateral received (pledged)##	$208,065	$—	$20,232	$(189,810)	$270,000	$14,097,466	$—	$345,882	$(354,645)	$(109,890)	$—	$—	$—	$14,287,300

Net amount	$—	$43,012	$(252,692)	$(82,536)	$49,573	$—	$(11,354)	$2,445	$(69,161)	$(68,021)	$(243,836)	$(43,998)	$(140,564)	$(817,132)

* Excludes premiums. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities

# Covered by master netting agreement.

## Any over-collateralization of total financial and derivative net assets is not shown.

16	Putnam VT Global Equity Fund	Putnam VT Global Equity Fund	17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in the sub-management and sub-advisory contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered certain administrative revisions to your fund’s sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example,

18	Putnam VT Global Equity Fund

changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the

Putnam VT Global Equity Fund	19

performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their absolute gross returns with the returns of selected investment benchmarks or targeted annualized returns. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — Global Core Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

2nd	2nd	3rd

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 56, 51 and 44 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

20	Putnam VT Global Equity Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Investment Sub-Advisor	Legal Counsel	Kenneth R. Leibler
The Putnam Advisory Company, LLC	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109		Robert L. Reynolds

Marketing Services		W. Thomas Stephens
Putnam Retail Management
One Post Office Square
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Global Equity Fund	21

This report has been prepared for the shareholders		H506
of Putnam VT Global Equity Fund.	282475	8/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 29, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 29, 2013